UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2007
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529
Houston, TX		77041
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 21, 2007, we issued a press release announcing our earnings for the fourth quarter and full year of 2006. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 9.01. Financial Statements and Exhibits.
The following is being furnished as an exhibit to this report.

Exhibit 99.1	Press Release of Oceaneering International, Inc., dated February 21, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ MARVIN J. MIGURA Marvin J. Migura
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)
Date: February 21, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Oceaneering International, Inc. on February 21, 2007.